                                                                   EXHIBIT 10.10


IBM Business Partner Agreement                                           [logo]

Reseller Profile
-------------------------------------------------------------------------------
We welcome you as an IBM Business Partner-Reseller.

This Profile covers the details of your approval to actively market Products and Services as our Reseller.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

     (a) this Profile;

     (b) General Terms (Z125-5478-05 02/2000);

     (c) the applicable Attachments referred to in this Profile; and

     (d) the Exhibit.

This Agreement and its applicable transaction documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Profile is signed, 1) any reproduction of this Agreement or a transaction document made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permissible under applicable law, and 2) all Products and Services you market and Services you perform under this Agreement are subject to it. If you have not already signed an Agreement for Exchange of Confidential Information (AECI), your signature on this Profile includes your acceptance of the AECI.

After signing this Profile, please return a copy to the IBM address shown below.

Revised Profile (yes/no):  No                                Date received by IBM: JUN 01, 2000
                           --------------------------                              ---------------------
Agreed to:                                                   Agreed to:
Emtec, Inc.                                                  International Business Machines Corporation
By:                                                          By:
   ------------------------------------------------              ---------------------------------------
                   Authorized signature                                        Authorized signature

                       John Howlett                                                    For
Name (type or print):                                        Name (type or print): Diane Godfree(?)

Date:  5/31/2000                                             Date:  6/1/00

IBM Business Partner address:                                IBM address:
817 East Gate Drive                                          3039 Cornwallis Road
Mount Laurel, NJ 08054                                       Bldg. 203 1. Dept. BBHB
                                                             Research Triangle Park, NC  27709

                           DETAILS OF OUR RELATIONSHIP

Contract Start Date (month/year): 06/01/00        Duration:     24
                                  ---------                 ------------
Relationship Approval/Acceptance of Additional Terms:

Each of us agrees to the terms of the following by signing this Profile. Copies of the Attachments are included.

                                                                         Applicable
Approved Relationship                                                     (yes/no)         Attachment
Reseller Attachment                                                          yes           Z125-5482-02 01/2000
Remarketer Terms Attachment                                                  yes           Z125-5497-03 02/2000
Warranty Service Attachment                                                  yes           Z125-5499-02 12/98

Additional Terms:
Reseller Attachment                                                          yes           Z125-5482-02 01/2000
Attachment for Services Marketing for Remarketers                            yes           Z125-5750-00 11/97
Attachment for IBM as Subcontractor for Services                             no            Z125-5718-00 12/97
Attachment for Finance Services from IBM Credit Corp.                        no            Z125-5795-02 05/99
Attachment for ServiceSuite - Remarketer                                     no            Z125-5767-02 02/2000
North American Marketing Attachment                                          no            Z125-5891-02 01/2000
Federal Remarketer Attachment                                                no            Z125-5514-01 02/99
Federal Certification Attachment                                             no            Z125-5515-02 04/99

You are approved to market to End Users Only

Product and Services Approval:

The following Products and Services are listed in the Exhibit. The terms of an Exhibit apply to the Products and Services listed in it.

When we approve you for Products listed in the Exhibit, you are also approved to market their associated Programs and peripherals.

For Products and Services we approve you to market, we will specify if you are approved to acquire such Products and Services from us or from the Distributor we specify in this Profile (personal computer Products may be acquired from any IBM Remarketer).

For Products and Services we specify you acquire from us, we may specify in your Exhibit that you acquire the Products or Services from a supplier instead of from us. When you acquire the Products or Services from a Distributor or supplier, the terms of the Agreement relating to your acquisition of Products and Services directly from us (for example, terms relating to the return of Products and Services, and terms relating to the ordering of Products and Services ) are not applicable. All other terms apply.

                                                     Approved to Market under Remarketer Terms
                                               Acquire          Acquire
                                                 From             From                         Name
                                                  IBM          Distributor                      of
                                               (yes/no)         (yes/no)                    Distributor
Personal Computer Products(1)(2)
1)   IBM PC Desktop                               yes              yes
2)   IBM PC Server                                yes              yes
3)   IBM Mobile                                   yes              yes
4)   PC Features and Options                      yes              yes

Additional Products
1)   IBM Storage Products(3)(2)
     a)  Category S1 Products                     no               no
2)   IBM Network Integration Products             no

--------
1 These Products have a unique revenue requirement to enable direct acquisition from IBM.

2 Your approval to market IBM Storage Products includes your approval to market those Products under the terms of both the Remarketer Terms Attachment and the Complementary Marketing Terms Attachment (Z125-5498) when you are a Reseller acquiring Products directly from IBM.

3 These Products are eligible for remarketing under the terms of the North American Marketing Attachment.

                                                            Approved to Market under Remarketer Terms
                                               Acquire          Acquire
                                                 From             From                         Name
                                                  IBM          Distributor                      of
                                               (yes/no)         (yes/no)                    Distributor
IBM Global Services(4)
1)   Product Support Services
     a) Hardware Product Services                 no
     b) Software Services                         no
     c) System Management Services                no
     d) Site & Connectivity Services              no
     e) Business & Technology Solutions           no
     f) Business Recovery Services                no
     g) Other Services(5)                         no
2) IBM Professional Services
     a) IBM Consulting Services                   no

Certified Products you are approved to market:

               044 AIX PRODUCTS                047 PSG: DOS OFFICE VISION 2
            067 PSG: NETWARE BASIC                 068 PSG: NETWARE GOLD

Exclusions, if applicable.

Although included by reference in Product and Services approval, you are not approved for these individual Products or Services:

-------------------------- ----------------------- --------------------------

-------------------------- ----------------------- --------------------------

-------------------------- ----------------------- --------------------------


Minimum Attainment:

Product/Service             Volume/Revenue          Measurement Period Dates

-------------------------- ----------------------- --------------------------

-------------------------- ----------------------- --------------------------

-------------------------- ----------------------- --------------------------

-------------------------- ----------------------- --------------------------


4 You may market this Service to an End User without the requirement to have marketed a Machine or Program to the End User.

5 The terms for remarking Services (other than shrink-wrap Services), are contained in other documents which we provide to you.

Locations:
-------------------------------------------------------------------------------
Loc. ID             Location (street address, city, state, ZIP code)
-------------------------------------------------------------------------------
A2006               70 Jackson Drive
-------------------------------------------------------------------------------
                    Cranford, NJ 07016
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Loc. ID             Location (street address, city, state, ZIP code)
-------------------------------------------------------------------------------
A2684               2990 Gateway Dr Ste. 500
-------------------------------------------------------------------------------
                    Norcross, GA 30071-1123
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Loc. ID             Location (street address, city, state, ZIP code)
-------------------------------------------------------------------------------
CL458               817 East Gate Drive
-------------------------------------------------------------------------------
                    Mount Laurel, NJ 08054
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Loc. ID             Location (street address, city, state, ZIP code)
-------------------------------------------------------------------------------
27569               50 Washington St.
-------------------------------------------------------------------------------
                    Norwalk, CT 06854
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Your Commitment, if applicable:

This section identifies your Revenue Commitment and the Applicable Additional Discount Percentage. At your request we will review your revenue attainment against your Revenue Commitment at any time to determine if you qualify for a higher Applicable Additional Discount Percentage.

After each annual measurement period, IBM will review your revenue attainment. If your revenue attainment is less than the Revenue Commitment, your Applicable Additional Discount Percentage will be adjusted downward to the appropriate level. Additionally, if your revenue attainment is greater than your Revenue Commitment, your Applicable Additional Discount Percentage will be adjusted upward as appropriate.

                         ---------------------------------------------------------------------------
                            IBM Network           Revenue         Applicable Additional Discount
                            Integration         Commitment                Percentage (1)
                              Products           (Annual)
                         ---------------------------------------------------------------------------
                                                                  Cat. S1 & S6         Cat. S2
                            IBM Storage
                              Products
                         ---------------------------------------------------------------------------

(1) Products eligible for the Applicable Additional Discount Percentage are identified in the Business Partner Exhibit.

     Assignment of Warranty Service Responsibility, if applicable:

You assign to us, or an IBM Premier Personal Computer Servicer, Warranty Service responsibility for the following Machines.

Type/Model           Type/Model          Type/Model         Type/Model

------------------   ------------------  ------------------ ------------------

------------------   ------------------  ------------------ ------------------

------------------   ------------------  ------------------ ------------------

------------------   ------------------  ------------------ ------------------

------------------   ------------------  ------------------ ------------------

IBM Business Partner Agreement                                           [logo]

General Terms
-------------------------------------------------------------------------------

                                Table of Contents

      Section              Title                                                        Page

         1.       Definitions..............................................................6

         2.       Agreement Structure and Contract Duration................................6

         3.       Our Relationship.........................................................8

         4.       Status Change............................................................9

         5.       Confidential Information................................................10

         6.       Marketing Funds and Promotional Offerings...............................10

         7.       Production Status.......................................................10

         8.       Patents and Copyrights..................................................10

         9.       Liability...............................................................11

         10.      Trademarks..............................................................12

         11.      Changes to the Agreement Terms..........................................12

         12.      Internal Use Products...................................................12

         13.      Demonstration, Development and Evaluation Products......................13

         14.      Electronic Communications...............................................13

         15.      Geographic Scope........................................................13

         16.      Governing Law...........................................................13

IBM Business Partner Agreement                                           [logo]

General Terms
-------------------------------------------------------------------------------

1.       Definitions

         Business Partner is a business entity which is approved by us to market Products and Services under this Agreement.

         Customer is either an End User or at Remarketer. We specify in your Profile if we approve you to market to End Users or Remarketers, or both.

         End User is anyone, who is not part of the Enterprise of which you are a part, who uses Services or acquires Products for its own use and not for resale.

         Enterprise is any legal entity (such as a corporation) and the subsidiaries it owns by more than 50 percent. An Enterprise also includes other entities as IBM and the Enterprise agree in writing.

         Licensed Internal Code is called "Code". Certain Machines we specify (called "Specific Machines") use Code. International Business Machines Corporation or one of its subsidiaries owns copyrights in Code or has the right to license Code. IBM or a third party owns all copies of Code, including all copies made from them.

         Machine is a machine, its features, conversions, upgrades, elements, accessories, or any combination of them. The term "Machine" includes an IBM Machine and any non-IBM Machine (including other equipment) that we approve you to market.

         Product is a Machine or Program, that we approve you to market, as we specify in your Profile.

         Program is an IBM Program or a non-IBM Program provided by us, under its applicable license terms, that we approve you to market.

         Related Company is any corporation, company or other business entity:

         1. more than 50 percent of whose voting shares are owned or controlled, directly or indirectly, by either of us, or

         2. which owns or controls, directly or indirectly, more than 50 percent of the voting shares of either of us, or

         3. more than 50 percent of whose voting shares are under common ownership or control, directly or indirectly, with the voting shares of either of us.

         However, any such corporation, company or other business entity is considered to be a Related Company only so long as such ownership or control exists. `Voting shares" are outstanding shares or securities representing the right to vote for the election of directors or other managing authority.

         Remarketer is a business, entity which acquires Products and Services, as applicable, for the purpose of marketing.

         Service is performance of a task, provision of advice and counsel, assistance, or access to a resource (such as a network and associated enhanced communication and support) that we approve you to market.

2.       Agreement Structure and Contract Duration

         Profiles

         We specify the details of our relationship (for example, the type of Business Partner you are) in a document called a "Profile." Each of us agrees to the terms of the Profile, the General Terms, the applicable

         Attachments referred to in the Profile, and the Exhibit (collectively called the "Agreement") by signing the Profile.

         General Terms

         The General Terms apply to all of our Business Partners.

         Attachments

         We describe, in a document entitled an "Attachment", additional terms that apply. Attachments may include, for example, terms that apply to the method of Product distribution (Remarketer Terms Attachment or Complementary Marketing Terms Attachment) and terms that apply to the type of Business Partner you are, for example, the terms that apply to a Distributor relationship as described in the Distributor Attachment. We specify in your Profile the Attachments that apply.

         Exhibits

         We describe in an Exhibit, specific information about Products and Services, for example, the list of Products and Services you may market, and warranty information about the Products.

         Transaction Documents

         We will provide to you the appropriate "transaction documents." The following are examples of transaction documents, with examples of the information and responsibilities they may contain:

         1.  invoices (item, quantity, payment terms and amount due); and

         2. order acknowledgements (confirmation of Products and quantities ordered).

         Conflicting Terms

         If there is a conflict among the terms in the various documents, the terms of,

         1.  a transaction document prevail over those of all the documents;

         2. an Exhibit prevail over the terms of the Profile, Attachments and the General Terms;

         3. a Profile prevail over the terms of an Attachment and the General Terms; and

         4.  an Attachment prevail, over the terms of the General Terms.

         If there is an order of precedence within a type of document, such order will be stated in the document (for example, the terms of the Distributor Attachment prevail over the terms of the Remarketer Terms Attachment, and will be so stated in the Distributor Attachment).

         Our Acceptance of Your Order

         Products and Services become subject to this Agreement when we accept your order by:

         1.  sending you a transaction document; or

         2.  providing the Products or Services.

         Acceptance of the Terms in a Transaction Document

         You accept the terms in a transaction document by doing any of the following:

         1.  signing it (those requiring a signature must be signed);

         2.  accepting the Product or Services;

         3.  providing the Product or Services to your Customer; or

         4.  making any payment for the Product or Services.

         Contract Duration

         We specify the contract start date and the duration in your Profile. Unless we specify otherwise in writing, the Agreement will be renewed automatically for subsequent two year periods. However, you may advise us in writing not to renew the Agreement. Each of us is responsible to provide the other three months written notice if this Agreement will not be renewed.

3.       Our Relationship

         Responsibilities

         Each of us agrees that:

         1. you are an independent contractor, and this Agreement is non-exclusive. Neither of us is a legal representative or legal agent of the other. Neither of us is legally a partner of the other (for example, neither of us is responsible for debts incurred by the other), and neither of us is an employee or franchise of the other, nor does this Agreement create a joint venture between us;

         2. each of us is responsible for our own expenses regarding fulfillment of our responsibilities and obligations under the terms of this Agreement;

         3. neither of us will disclose the terms of this Agreement, unless both of us agree in writing to do so, or unless required by law;

         4. neither of us will assume or create any obligations on behalf of the other or make any representations or warranties about the other, other than those authorized;

         5. any terms of this Agreement, which by their nature extend beyond the date this Agreement ends, remain in effect until fulfilled and apply to respective successors and assignees;

         6.  we may withdraw a Product or Service from marketing at any time;

         7. we will allow the other a reasonable opportunity to comply before it claims the other has not met its obligations, unless we, specify otherwise in the Agreement;

         8. neither of us will bring a legal action against the other more than two years after the cause of action arose, unless otherwise provided by local law without the possibility of contractual waiver;

         9. failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time, either in relation to that default or any subsequent one;

         10. neither of us is responsible for failure to fulfill obligations due to causes beyond the reasonable control of either of us;

         11. IBM reserves the right to assign, in whole or in part, this Agreement, to a Related Company, but may assign its rights to payment or orders to any third party;

         12. IBM does not guarantee the results of any of its marketing plans;
             and

         13. each of us will comply with all applicable laws and regulations (such as those governing consumer transactions).

         Other Responsibilities

         You agree:

         1. to be responsible for customer, satisfaction for all your activities, and to participate in customer satisfaction programs as we determine;

         2. that your rights under this Agreement are not property rights and, therefore, you can not transfer them to anyone else or encumber them in any way. For example, you can not sell your approval to market our Products or Services or your rights to use our Trademarks;

         3.  to maintain the criteria we specified when we approved you;

         4. to achieve and maintain the certification requirements for the Products and Services you are approved to market, as we specify in your Profile;

         5. not to assign or otherwise transfer this Agreement, your rights under this Agreement, or any of its approvals, or delegate any duties, unless expressly permitted to do so in this Agreement. Otherwise, party attempt to do so is void;

         6. to conduct business activities with us (including placing orders) which we specify in the operations guide, using our automated electronic system if available. You agree to pay all your expenses associated with it such as your equipment and communication costs;

         7. that when we provide you with access to our information systems, it is only in support of your marketing activities. Programs we provide to you for your use with our information systems, which are in support of your marketing activities, are subject to the terms of their applicable license agreements, except you may not transfer them;

         8. to promptly provide us with documents we may require from you or the End User (for example, our license agreement signed by the End
             User) when applicable; and

         9. that you will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of 1) a breach of this clause or 2) when IBM reasonably believes such a breach has occurred, or is likely to occur.

         Our Review of Your Compliance with this Agreement

         We may periodically review your compliance with this Agreement. You agree to provide us with relevant records on request. We may reproduce and retain copies of these records. We, or an independent auditor, may conduct a review of your compliance with this Agreement on your premises during your normal business hours.

         If, during our review of your compliance with this Agreement, we find you have materially breached the terms of this relationship, in addition to our rights under law and the terms of this Agreement, for transactions that are the subject of the breach, you agree to refund the amount equal to the discount (or fee, if applicable) we gave you for the Products or Services or we may offset any amounts due to you from us.

4.       Status Change

         You agree to give us prompt written notice (unless precluded by law or regulation) of any change or anticipated change in your financial condition, business structure, or operating environment (for example, a material change in equity ownership or management or any substantive change to information supplied in your application). Upon notification of such change, (or in the event of failure to give notice of such change) IBM may, at its sole discretion, immediately terminate this Agreement.

5.       Confidential Information

         This section comprises a Supplement to the IBM Agreement for Exchange of Confidential Information. `Confidential Information' means:'

         1.  all information IBM marks or otherwise states to be confidential;

         2.  any of the following prepared or provided by, IBM:

             a. sales leads,

             b. information regarding prospects or Customers

             c. unannounced information about Products and Services,

             d. business plans, or

             e. market intelligence;

         3. any of the following written information you provide to us on our request and which you mark as confidential:

             a. reporting data,

             b. financial data, or

             c. the business plan.

         All other information exchanged between us is nonconfidential, unless disclosed under a separate Supplement to the IBM Agreement for Exchange of Confidential Information.

6.       Marketing Funds and Promotional Offerings

         We may provide marketing funds and promotional offerings to you. If we do, you agree to use them according to our guidelines and to maintain records of your activities regarding the use of such funds and offerings for three years. We may withdraw or recover marketing funds and promotional offerings from you if you breach any terms of the Agreement. Upon notification of termination of the Agreement, marketing funds and promotional offerings will no longer be available for use by you, unless we specify otherwise in writing.

7.       Production Status

         Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the IBM Machine may not be new and may have been previously installed. Regardless of the IBM Machine's production status, our appropriate warranty terms apply. You agree to inform your Customer of these terms in writing (for example, in your proposal or brochure).

8.       Patents and Copyrights

         For the purpose of this section only, the term Product includes Licensed Internal Code (if applicable).

         If a third party claims that a Product we provide under this Agreement infringes that party's patents or copyrights, we will defend you against that claim at our expense and pay all costs, damages, and attorneys' fees that a court finally awards, provided that you:

         1.  promptly notify us in writing of the claim; and

         2. allow us to control, and cooperate with us in, the defense and any related settlement negotiations.

         If you maintain an inventory, and such a claim is made or appears likely to be made about a Product in your inventory, you agree to permit us either to enable you to continue to market and use the Product, or to modify or replace it. If we determine that none of these alternatives is reasonably available, you agree to return the Product to us on our written request. We will then give you a credit, as we determine, which will be either 1) the price you paid us for the Product (less any price-reduction credit), or 2) the depreciated price.

         This is our entire obligation to you regarding any claim of infringement.

         Claims for Which We Are Not Responsible

         We have no obligation regarding any claim based on any of the following:

         1.  anything you provide which is incorporated into a Product;

         2. your modification of a Product, or a Program's use in other than its specified operating environment;

         3. the combination, operation, or use of a Product with any Products not provided by us as a system, or the combination, operation, or use of a Product with any product, data, or apparatus that we did not provide; or

         4. infringement by a non-IBM Product alone, as opposed to its combination with Products we provide to you as a system.

9.       Liability

         Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply as your exclusive remedy and our exclusive liability.

         Our Liability

         We are responsible only for:

         1.  payments referred to in the "Patents and Copyrights' section above;

         2. bodily injury (including death), and damage to real property and tangible personal property caused by our Products; and

         3. the amount of any other actual loss or damage, up to the greater of $100,000 or the charges (if recurring, 12 months' charges apply) for the Product or Service that is the subject of the claim.

         Items for Which We Are Not Liable

         Under no circumstances (except as required by law) are we liable for any of the following:

         1. third-party claims against you for damages (other than those under the first two items above in the subsection entitled `Our Liability');

         2.  loss of, or damage to, your records or data; or

         3. special, incidental, or indirect damages, or for any economic consequential damages (including lost profits or savings) even if we are informed of their possibility.

         Your Liability

         In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims made against us by others (particularly regarding statements, representations, or warranties not authorized by us) arising out of your conduct under this Agreement or as a result of your relations with anyone else.

10.      Trademarks

         We will notify you in written guidelines of the IBM Business Partner title and emblem which you are authorized to use. You may not modify the emblem in any way. You may use our Trademarks (which include the title, emblem, IBM trade marks and service marks) only:

         1.  within the geographic scope of this Agreement;

         2. in association with Products and Services we approve you to market; and

         3.  as described in the written guidelines provided to you.

         The royalty normally associated with non-exclusive use of the Trademarks will be waived, since the use of this asset is in conjunction with marketing activities for Products and Services.

         You agree to promptly modify any advertising or promotional materials that do not comply with our guidelines. If you receive any complaints about your use of a Trademark, you agree to promptly notify us. When this Agreement ends, you agree to promptly stop using our Trademarks. If you do not, you agree to pay any expenses and fees we incur in getting you to stop.

         You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

         Our Trademarks, and any goodwill resulting from your use-of them, belong to us.

11.      Changes to the Agreement Terms

         We may change the terms of this Agreement by giving you one month's written notice.

         We may, however, change the following terms without advance notice:

         1.  those we specify in this Agreement as not requiring advance notice;

         2.  those of the Exhibit unless otherwise limited by this Agreement;
             and

         3.  those relating to safety and security.

         Otherwise, for any other change to be valid, both of us must agree in writing. Changes are not retroactive. Additional or different terms in any written communication from you (such as an order), are void.

12.      Internal Use Products

         You may acquire Products you are approved to market for your internal use within your Business Partner operations. Except for personal computer Products, you are required to advise us when you order Products for your internal use.

         We will specify in your Exhibit the discount or price, as applicable, at which you may acquire the Products for internal use. Such Products do not count, unless we specify otherwise in the Exhibit, toward 1) your minimum annual attainment, 2) determination of your discount or price, as applicable, or 3) determining your marketing or promotional funds.

         Any value added enhancement or systems integration services otherwise required by your relationship is not applicable when you acquire Products for internal use. You must retain such Products for a minimum of 12 months, unless we specify otherwise in the Exhibit.

13.      Demonstration, Development and Evaluation Products

         You may acquire Products you are approved to market for demonstration, development and evaluation purposes, unless we specify otherwise in the Exhibit. Such Products must be used primarily in support of your Product marketing activities. Additionally, such Products do not count unless we specify otherwise in the Exhibit, toward 1) your minimum annual attainment, 2) determination of your discount or price, as applicable, or 3) determining your marketing or promotional funds.

         We will specify in your Exhibit the Products we make available to you for such purposes, the applicable discount or price, and the maximum quantity of such Products you may acquire and the period they are to be retained. The maximum number of input/output devices you may acquire is the number supported by the system to which they attach.

         If you acquired the maximum quantity of Machines, you may still acquire a field upgrade, if available.

         We may decrease the discount we provide for such Products on one month's written notice.

         You may make these Products available to a Customer for the purpose of demonstration and evaluation. Such Products may be provided to an End User for no more than three months. For a Program, you agree to ensure the Customer has been advised of the requirement to accept the terms of a license agreement before. using the Program.

14.      Electronic Communications

         Each of us may communicate with the other by electronic means, and such communication is acceptable as a signed writing to the extent permissible under applicable law. Both of us agree that for all electronic communications, an identification code (called a "user ID") contained in an electronic document is sufficient to verify the sender's identity and the document's authenticity.

15.      Geographic Scope

         All the rights and obligations of both of us are valid only in the United States and Puerto Rico.

16.      Governing Law

         The laws of the State of New York, without regard to conflict of laws principles, govern this Agreement.

         The "United Nations Convention on Contracts for the International Sale of Goods' does not apply.



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